Exhibit 99.1

Navient adopts short-term shareholder rights plan with 20% trigger

Designed to ensure fair and equal treatment of all investors

WILMINGTON, Del., Dec. 20, 2021 — The Board of Directors of Navient Corporation (Nasdaq: NAVI) has adopted a shareholder rights plan (the “Rights Plan”) and declared a dividend distribution of one preferred share purchase right on each outstanding share of Navient common stock. The Rights Plan is designed to protect shareholder interests by reducing the likelihood that any person or group would gain control of Navient through the open-market accumulation of the Company’s shares without appropriately compensating Navient’s shareholders for control. In adopting the Rights Plan, the Board noted, in particular, the recent stock activity and the accumulation of a substantial economic position in the Company by entities associated with Sherborne Investors Management LP.

“Navient is committed to engaging in constructive dialogue with all of our investors and we welcome their perspectives,” said Jack Remondi, president and CEO, Navient. “We also want to ensure investors are able to realize the full long-term value of their investment and receive fair and equal treatment, which is what the Rights Plan is designed to do.”

The Rights Plan is not intended to prevent or interfere with any action with respect to the Company that the Board determines to be in the best interests of stockholders. Instead, it will position the Board to fulfill its fiduciary duties on behalf of all shareholders by ensuring that the Board has sufficient time to make informed judgements about any attempts to control the Company. The Rights Plan will encourage anyone seeking to gain a controlling interest in the Company to negotiate directly with the Board prior to attempting to control the company.

The Rights Plan treats all shareholders equally and provides several recognized shareholder-friendly features, including a one-year term and an exception for fully financed, all-cash offers that are open for at least 60 business days. The Rights Plan has a 364-day term, expiring on December 19, 2022, though the Board may consider whether to terminate the Rights Plan earlier if circumstances warrant.

The rights will be exercisable only if a person or group acquires beneficial ownership of 20% or more of Navient common stock (including certain derivative positions), subject to certain exceptions. If a shareholder’s beneficial ownership of Navient common stock as of the time of this announcement of the Rights Plan and associated dividend declaration is at or above 20% (including through entry into certain derivative positions), that shareholder’s existing ownership percentage would be grandfathered, but the rights would become exercisable if at any time after this announcement, the shareholder increases its ownership percentage by 0.001% or more. Each right will entitle shareholders to buy one one-hundredth of a share of a new series of junior participating preferred stock at an exercise price of $100.

If a person or group acquires beneficial ownership of 20% or more of Navient outstanding common stock (subject to the grandfathering provision described above), each right will entitle its holder (other than such person or members of such group) to purchase for $100, a number of Navient common shares having a market value of twice such price. In addition and subject to the grandfathering provision described above, at any time after a person or group acquires beneficial ownership of 20% or more of Navient outstanding common stock (unless such person or group acquires 50% or more), Navient’s Board of Directors may exchange one share of the Company’s common stock for each outstanding right (other than rights owned by such person or group, which would have become void).

Prior to the acquisition by a person or group of beneficial ownership of 20% or more of the Company’s common stock (subject to the grandfathering provisions described above), the rights are redeemable for $0.01 per right at the option of the Board.

Certain synthetic interests in securities created by derivative positions — whether or not such interests are considered to constitute beneficial ownership of the underlying common stock for reporting purposes under Regulation 13D of the Securities Exchange Act — are treated as beneficial ownership of the number of shares of the Company’s common stock equivalent to the economic exposure created by the derivative position, to the extent actual shares of the Company’s stock are directly or indirectly held by counterparties to the derivatives contracts.

The dividend distribution will be made on December 30, 2021, payable to shareholders of record on that date, and is not taxable to shareholders.

* * *

Cautionary Statements Regarding Forward-Looking Statements

This news release contains “forward-looking statements,” within the meaning of the federal securities law, about our business and prospects and other information that is based on management’s current expectations as of the date of this release. Statements that are not historical facts, including statements about the Company’s beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “may,” “could,” “should,” “goal,” or “target.” Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. For Navient, these factors include, among others, the severity, magnitude and duration of the COVID-19 pandemic, including changes in the macroeconomic environment, restrictions on business, individual or travel activities intended to slow the spread of the pandemic and volatility in market conditions resulting from the pandemic including interest rates, the value of equities and other financial assets; the risks and uncertainties associated with increases in financing costs; the availability of financing or limits on our liquidity resulting from disruptions in the capital markets or other factors; unanticipated increases in costs associated with compliance with federal, state or local laws and regulations; changes in the demand for asset management and business processing solutions or other changes in marketplaces in which we compete (including increased competition); changes in accounting standards including but not limited to changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations; adverse outcomes in any significant litigation to which the Company is a party; credit risk associated with the Company’s underwriting standards or exposure to third parties, including counterparties to hedging transactions; and changes in the terms of education loans and the educational credit marketplace (including changes resulting from the CARES Act or other new laws and the implementation of existing laws). The Company could also be affected by, among other things: unanticipated repayment trends on loans including prepayments or deferrals in our securitization trusts that could accelerate or delay repayment of the bonds; reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America; failures of our operating systems or infrastructure or those of third-party vendors; risks related to cybersecurity including the potential disruption of our systems or those of our third-party vendors or customers, or potential disclosure of confidential customer information; damage to our reputation resulting from cyber-breaches, litigation, the politicization of student loan servicing or other actions or factors; failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business; failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors in converting portfolio acquisitions to our servicing platform; changes in law and regulations whether new laws or regulations, or new interpretations of existing laws and regulations applicable to any of our businesses or activities or those of our vendors, suppliers or customers; changes in the general interest rate environment, including the availability of any relevant money-market index rate, including LIBOR, or the relationship between the relevant money-market index rate and the rate at which our assets are priced; our ability to successfully effectuate any acquisitions and other strategic initiatives; activities by shareholder activists, including a proxy contest or any unsolicited takeover proposal; changes in general economic conditions; and the other factors that are described in the “Risk Factors” section of Navient’s Annual Report on Form 10-K for the year ended December 31,

2020, and in our other reports filed with the Securities and Exchange Commission. The preparation of the Company’s consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. The Company does not undertake any obligation to update or revise these forward-looking statements except as required by law.

* * *

About Navient

Navient (Nasdaq: NAVI) is a leading provider of education loan management and business processing solutions for education, healthcare, and government clients at the federal, state, and local levels. Navient helps our clients and millions of Americans achieve success through technology-enabled financing, services, and support. Learn more at Navient.com.

Contact:

Media:	Paul Hartwick, 302-283-4026, paul.hartwick@navient.com

Investors:	Nathan Rutledge, 703-984-6801, nathan.rutledge@navient.com

# # #

3